SUPPLEMENT TO THE SUMMARY PROSPECTUS
Supplement dated September 30, 2022, to the Summary Prospectus dated December 29, 2021.

MFS® U.S. Government Money Market Fund

Effective immediately, the two paragraphs after the table in the section entitled "Purchase and Sale of Fund Shares" under the main heading entitled "Summary of Key Information" are restated in their entirety as follows:
Effective at the close of business on May 29, 2020 (the Closing Date), the fund is closed to all purchases except: 1) purchases through the reinvestment of distributions in the fund; 2) purchases as a result of exchanges from another MFS fund; 3) purchases as a result of shareholders exercising their one-time Reinstatement Privilege to reinvest in shares of the fund within 90 days of a redemption of fund shares;  4) purchases in connection with a shareholder’s transfer of some or all of the shares in the shareholder’s account to another account; 5) purchases by retirement plans other than traditional IRAs, SIMPLE IRAs, Roth IRAs, SEP plans, and SARSEP plans if the fund was offered or officially selected as an investment option by such plan (or any predecessor plan or other plan sponsored by the same employer) as of the Closing Date; 6) purchases by qualified tuition programs established under Section 529 of the Internal Revenue Code of 1986, as amended, if the fund was offered as an investment option by such program on the Closing Date; and 7) investors approved by the fund, the fund's investment adviser, and the fund's distributor.

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